Advances to Joint Venture Partner and Equity Accounted Joint Ventures	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Advances to Joint Venture Partner and Equity Accounted Joint Ventures
6.	Advances to Joint Venture Partner and Equity Accounted Joint Ventures

a) The Partnership owns a 69% interest in the Teekay Tangguh Joint Venture and, as of December 31, 2013 and December 31, 2012, the Teekay Tangguh Joint Venture had non-interest bearing advances of $10.2 million to the Partnership’s joint venture partner, BLT LNG Tangguh Corporation, and advances of $4.2 million, which included $0.4 million of unpaid interest, to its parent company, P.T. Berlian Laju Tanker. The advances to P.T. Berlian Laju Tanker are due on demand and bear interest at a fixed-rate of 8.0%. These advances by the Teekay Tangguh Joint Venture were made between 2010 and 2012 as advances on dividends. On February 1, 2014, the Teekay Tangguh Joint Venture declared dividends of $69.5 million of which $14.4 million was used to offset the total advances to BLT LNG Tangguh Corporation and P.T. Berlian Laju Tanker.

b) The Partnership has a 50% interest in Exmar LPG BVBA and a 50% interest in a joint venture with Exmar (or the Excalibur Joint Venture), which owns an LNG carrier, the Excalibur. As of December 31, 2013, the Partnership had advances of $81.7 million due from Exmar LPG BVBA, of which $67.9 million was assumed through the acquisition of Exmar LPG BVBA, and $3.0 million is due from the Excalibur Joint Venture. These advances bear interest at LIBOR plus margins ranging from 0.50% to 2.0% and have no fixed repayment terms. As at December 31, 2013, the interest accrued on these advances was $0.4 million.